                                                                   Exhibit 10.27


                      SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") is made as of August 13, 2001 by and between North Coast Energy, Inc., a Delaware corporation ("Borrower"), and Union Bank of California, N.A., as Agent (herein called "Agent"), and the other Lenders from time to time parties to the Credit Agreement (as defined below).

                              W I T N E S S E T H:

      WHEREAS, Borrower, Agent and Lenders have entered into that certain Credit Agreement dated as of September 26, 2000 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make loans to Borrower as therein provided; and

      WHEREAS, Borrower, Agent, and Lenders desire to amend the Original Agreement as provided herein.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES

      Section 1.1 TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

      Section 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section 1.2.

            "AMENDMENT" means this Second Amendment to Credit Agreement.

            "CREDIT AGREEMENT" means the Original Agreement as amended hereby.

                                   ARTICLE II.

    AMENDMENTS TO ORIGINAL AGREEMENT; BORROWING BASE; DISCLOSURE BY BORROWER

      Section 2.1. Defined Terms. The following defined terms in Section 1.1 of the Original Agreement are hereby amended to read in their entirety as follows:

            "BASE RATE MARGIN" means, on any date, with respect to each Base Rate portion of a Loan, the number of basis points per annum set forth below based on the Applicable Utilization Level on such date:

                Applicable Utilization Level      Base Rate Margin
                ----------------------------      ----------------

                       Level I                     0

                       Level II                    0

                       Level III                   12.5

            "EURODOLLAR MARGIN" means, on any date, with respect to each Eurodollar portion of a Loan, the number of basis points per annum set forth below based on the Applicable Utilization Level on such date:

               Applicable Utilization Level      Eurodollar Margin
               ----------------------------      -----------------

                       Level I                     137.5

                       Level II                    162.5

                       Level III                   187.5

            "'EVALUATION DATE' means each of the following:

            (a) December 31 and June 30 of each year, beginning with December 31, 2001;

            (b) Each date which either Borrower or Required Lenders, at their respective options, specifies as a date as of which the Borrowing Base is to be redetermined, provided that each such date must be the first or last date of a current calendar month and that neither Borrower nor Required Lenders shall be entitled to request any such redetermination more than once during any six (6) month period."

            "'Fiscal Year' means a twelve-month period ending on December 31 of any year."

            "'Guarantor' means North Coast Energy Eastern, Inc., a Delaware corporation, and any other Person who has guaranteed some or all of the Obligations."

            "'PARI PASSU LENDER HEDGING OBLIGATIONS' means the amount of each Lender Hedging Obligation which is specified in a written notice by Borrower to Agent as being secured on a pari passu basis with the Obligations incurred pursuant to commitments under this Agreement; provided, however, the maximum amount which Borrower may specify as Pari Passu Lender Hedging Obligations may not exceed $10,000,000 in the aggregate at any one time outstanding."

      Section 2.2. SUBSEQUENT DETERMINATIONS OF BORROWING BASE. The first sentence of Section 2.9 of the Original Agreement is hereby amended in its entirety to read as follows:

            "By each March 15 and September 15, of each year, beginning September 15, 2001, Borrower shall furnish to each Lender all information, reports and data which Agent has then reasonably requested concerning Restricted Persons' businesses and properties (including their oil and gas properties and interests and the reserves and production relating thereto), together with the Engineering Reports described in Section 6.2(d) or (e) as applicable."

      Section 2.3. LETTERS OF CREDIT. Section 2.11(b) of the Original Agreement is hereby amended in its entirety to read as follows:

            "(b) the aggregate amount of LC Obligations at such time does not exceed $15,000,000; and"

      Section 2.4. BOOKS, FINANCIAL STATEMENTS, AND REPORTS.

      (a) The first sentence of Section 6.2(d) of the Original Agreement is hereby amended in its entirety to read as follows:

                   "By March 15 of each year, an engineering report (as of the
            December 31 Evaluation Date) prepared by S. A. Holditch and Associates, or other independent petroleum engineers chosen by Borrower and acceptable to Majority Lenders, concerning all oil and gas properties and interests owned by any Restricted Person which are located in or offshore of the United States and which have attributable to them proved oil or gas reserves."

      (b) The first sentence of Section 6.2(e) of the Original Agreement is hereby amended in its entirety to read as follows:

                   "By September 15 of each year, an engineering report (as of the June 30 Evaluation Date) prepared by petroleum engineers employed by Borrower, concerning all oil and gas properties and interests owned by any Restricted Person which are located in or offshore of the United States and which have attributable to them proved oil and gas reserves."

      Section 2.5. BORROWING BASE. Agent hereby notifies Borrower that from and after the date hereof until the next Evaluation Date, the Borrowing Base shall be $65,000,000.

      Section 2.6. DISCLOSURE BY BORROWER. The Disclosure Schedule is hereby amended to reflect that the officers and directors of Borrower are the following persons:

Name                                       Title
----                                       -----

Carel W. J. Kok                            Chairman of the Board of Directors

Omer Yonel                                 Chief Executive Officer and Director

Garry Regan                                Director

Cok van der Horst                          Director

Ron L. Langenkamp                          Director

Ralph L. Bradley                           Director

C. Rand Michaels                           Director

Dale E. Stitt                              Chief Financial Officer and Treasurer

Dean A. Swift                              General Counsel and Secretary

Thomas S. Liberatore                       Vice President for Exploration and
                                           Production

Robert R. Gessner                          Controller

David A. Poe                               Director of Energy Marketing

Charles P. Faber                           Director of Corporate Development


                                  ARTICLE III.

                           CONDITIONS OF EFFECTIVENESS

      Section 3.1. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when and only when each of the following conditions shall have been satisfied:

            (a) Agent shall have received, at Agent's office, each of the following in form, substance and date satisfactory to Agent: (i) a counterpart of this Amendment executed and delivered by Borrower and Majority Lenders; and (ii) a certificate of a duly authorized officer of Borrower dated the date of this Amendment certifying: (A) that all of the representations and warranties set forth in ss. 4.1 hereof are true and correct at and as of the time of such effectiveness; and (B) as to such other corporate matters as Agent shall deem necessary; and

            (b) Agent shall have additionally received such other documents as Agent may reasonably request.


                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

      Section 4.1. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Agent and Lenders to enter into this Amendment, Borrower represents and warrants as of the date on which this Amendment becomes effective to Agent that:

            (a) The representations and warranties contained in Article V of the Credit Agreement are true and correct at and as of the time of the effectiveness hereof.

            (b) Each Restricted Person is duly authorized to execute and deliver each Loan Document to which it is a party and Borrower is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Each Restricted Person has duly taken all corporate action necessary to authorize the execution and delivery of each Loan Document to which it is a party and to authorize the performance of the obligations of it hereunder and thereunder.

            (c) The execution and delivery by each Restricted Person of the Loan Documents to which it is a party, the performance by each Restricted Person of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any lien, charge or encumbrance upon any assets or properties of any Restricted Person. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Restricted Person of the Loan Documents to which it is a party, or to consummate the transactions contemplated hereby and thereby.

            (d) When duly executed and delivered, each of this Amendment and each Loan Document (as amended or affected by this by the Amendment) will be a legal and binding instrument and agreement of each Restricted Person that is a party thereto, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

            (e) The audited annual financial statements of Borrower dated as of March 31, 2001 and the unaudited quarterly financial statements of Borrower dated as June 30, 2001 fairly present the financial position at such dates and the statement of operations and the changes in financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to Agent. Since March 31, 2001, no material adverse change has occurred in the financial condition or businesses of Borrower.


                                   ARTICLE V.

                                  MISCELLANEOUS

      Section 5.1. RATIFICATION OF AGREEMENTS. Each Loan Document, as amended or affected hereby, is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or Lenders under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

      Section 5.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Agent shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

      Section 5.3. LOAN DOCUMENTS. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

      Section 5.4 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

      Section 5.5. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

      THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                     NORTH COAST ENERGY, INC.

                                     By:/s/Omer Yonel
                                        ----------------------------------------
                                        Omer Yonel
                                        Chief Executive Officer

                                     UNION BANK OF CALIFORNIA, N.A., as
                                     Agent and Lender

                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                     NORTH COAST ENERGY, INC.

                                     By:
                                        ----------------------------------------
                                        Omer Yonel
                                        Chief Executive Officer

                                     UNION BANK OF CALIFORNIA, N.A., as
                                     Agent and Lender

                                     By:/s/Randall Osterberg
                                        ----------------------------------------
                                         Name:  Randall Osterberg
                                         Title: Senior Vice President

                                     By:/s/Ali Ahmed
                                        ----------------------------------------
                                         Name:  Ali Ahmed
                                         Title: Assistant Vice

                                     BANK ONE, NA (Main Office Chicago),
                                     Lender

                                     By:/s/Charles Kingswell-Smith
                                        ----------------------------------------
                                         Name:  Charles Kingswell-Smith
                                         Title: First Vice President

                                     COMERICA BANK-TEXAS, Lender

                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                     FORTIS CAPITAL CORP., Lender

                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                     BANK ONE, NA (Main Office Chicago),
                                     Lender

                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                     COMERICA BANK-TEXAS, Lender

                                     By: /s/H. Vadgama
                                        ----------------------------------------
                                         Name:  Huma Vadgama
                                         Title: Corporate Banking Officer

                                     FORTIS CAPITAL CORP., Lender

                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                     BANK ONE, NA (Main Office Chicago),
                                     Lender

                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                     COMERICA BANK-TEXAS, Lender

                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                     FORTIS CAPITAL CORP., Lender

                                     By:/s/Darrell W. Holley
                                        ----------------------------------------
                                         Name:  Darrell W. Holley
                                         Title: Managing Director

                                     By:/s/Deidre Sanborn
                                        ----------------------------------------
                                         Name:  Deidre Sanborn
                                         Title: Vice President

                              CONSENT AND AGREEMENT
                              ---------------------

      North Coast Operating Company (the "Company") and each of the partnerships party hereto (the "Partnerships") hereby consent to the provisions of this Amendment and the transactions contemplated herein, and agrees that the Company's and the Partnership's obligations and covenants under the Credit Agreement are unimpaired hereby and shall remain in full force and effect. North Coast Energy Eastern, Inc., f/k/a Peake Energy, Inc., hereby consents to the provisions of this Amendment and the transactions contemplated herein, and agrees that its obligations and covenants under its Guaranty of even date with the Original Agreement in favor of Agent are unimpaired hereby and shall remain in full force and effect.

Date:  August 13, 2001

      NORTH COAST ENERGY EASTERN, INC.

      By:/s/Omer Yonel
         -------------------------------------
           Name:  Omer Yonel
           Title: Chief Executive Officer

      NORTH COAST OPERATING COMPANY

      By:/s/Omer Yonel
         -------------------------------------
           Name:  Omer Yonel
           Title: President

      Capital Drilling Fund
      1986-1 Limited Partnership

      North Coast Energy 1990-2
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1990-3
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1991-1
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1991-2
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1992-1
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1992-2
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1993-2
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1993-3
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1994-1
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1994-2
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1994-3
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1995-1
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1995-2
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1996-1
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1996-2
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1997-1
      Appalachian Private Drilling
      Program L.P.

      North Coast Energy 1997-2
      Appalachian Private Drilling
      Program L.P.

      By:   NORTH COAST ENERGY, INC., general partner

            By:/s/Omer Yonel
         -------------------------------------
            Name:  Omer Yonel
            Title: Chief Executive Officer





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